UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

BIOHITECH GLOBAL, INC.

  (Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On July 23, 2020, BioHiTech Global, Inc., a Delaware corporation (the “Company”), held its 2020 Annual Meeting of Stockholders (the “Meeting”). Of the 17,437,288 shares of the Company’s common stock (the “Common Stock”) and 427,500 shares of the Company’s Series C Convertible Preferred Stock (“Series C Preferred Stock”) entitled to vote at the Meeting, 8,918,384 shares of Common Stock were present in person or by proxy and 427,500 shares of Series C Preferred Stock were present in person or by proxy, respectively, representing a majority of the Company’s outstanding voting capital stock. Each share of Common Stock was entitled to one vote and each share of Series C Preferred Stock was entitled to four votes.

(b)       At the Meeting, the Company’s stockholders: (i) re-elected Frank E. Celli, James D. Chambers, Anthony Fuller, Robert A. Graham, Harriet Hentges, and Douglas VanOort as members of the Board of Directors, each for a one-year term expiring at the 2021 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal; (ii) approved an amendment to our 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares; (iii) approved an amendment to our 2017 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares; (iv) approved, on an advisory basis, the compensation of the Company’s Named Executive Officers; (v) approved, on an advisory basis, “3 Years” as the frequency of future advisory votes on the compensation of our named executive officers; and (vi) ratified the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 6, 2020.

The voting results of the shares of Common Stock and Series C Preferred Stock, voting as a single class, for each proposal are set forth below:

Proposal 1 – Election of Directors:

Total Shares Voted	Total Votes Withheld	Broker Non-Votes
10,342,308	0	286,076

Re-election of Frank E. Celli as a Director:

Total Shares Voted	Total Votes Withheld	Broker Non-Votes
10,342,308	0	286,076

Re-election of James D. Chambers as a Director:

Total Shares Voted	Total Votes Withheld	Broker Non-Votes
10,342,308	0	286,076

Re-election of Anthony Fuller as a Director:

Total Shares Voted	Total Votes Withheld	Broker Non-Votes
10,346,255	0	282,129

Re-election of Robert A. Graham as a Director:

Total Shares Voted	Total Votes Withheld	Broker Non-Votes
10,342,308	0	286,076

Re-election of Harriet Hentges as a Director:

Total Shares Voted	Total Votes Withheld	Broker Non-Votes
10,323,774	0	304,610

Re-election of Douglas VanOort as a Director:

Total Shares Voted	Total Votes Withheld	Broker Non-Votes
10,321,175	0	307,209

Proposal 2- To approve an amendment to our 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
10,215,029	396,805	16,550	96.11%	0

Proposal 3- To approve an amendment to our 2017 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
10,183,582	437,238	7,564	95.81%	0

Proposal 4- To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
10,378,920	211,060	38,404	97.65%	0

Proposal 5- To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers:

3 Years	2 Years	1 Year	Votes Abstained	Broker Non-Votes
8,144,358	811,046	1,598,698	74,282	0

Proposal 6- To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
10,483,053	105,281	40,050	98.63%	0

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2020	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)